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                                                                    Exhibit 99.1


              [Horwath Gelfond Hochstadt Pangburn, P.C. Letterhead]





April 1, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Chinawe.com Inc. Commission File No. 000-26169

We have read the statements that we understand Chinawe.com Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm in paragraphs one, two, three and five under Item 4. We have no basis to agree or disagree with other statements made under Item 4.

Sincerely,



/s/ Horwath Gelfond Hochstadt Pangburn, P.C.





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